SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2003



                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                              0-20022                31-1227808
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(State or other jurisdiction          (Commission            (IRS Employer
   of incorporation)                  File number)           Identification No.)




                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------


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Item  7.  Financial  Statements  and  Exhibits.
-----------------------------------------------

99.1 Press Release, dated November 11, 2003, announcing financial results for the third quarter and nine months ended October 5, 2003.

Item  12.  Results  of  Operations  and  Financial  Condition.
--------------------------------------------------------------

     On November 11, 2003, Pomeroy IT Solutions, Inc. issued a press release announcing financial results for the third quarter and nine months ended October 5, 2003. A copy of this press release is attached hereto as Exhibit 99.1. Certain information in this press release was discussed by Stephen Pomeroy, President and Chief Operating Officer and Michael Rohrkemper, Chief Financial Officer and Chief Accounting Officer in our third quarter conference call that was conducted following the public issuance of the press release.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                POMEROY  IT  SOLUTIONS,  INC.
                                -----------------------------



Date:  November 12, 2003          By:  /s/Michael E. Rohrkemper
                                 -----------------------------------------------
                                  Michael E. Rohrkemper, Chief Financial Officer
                                  and Chief Accounting Officer


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